UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 18, 2005

                        ---------------------------------

                            FIDELITY FEDERAL BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

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                                    0-22880
                            (Commission File Number)
                Indiana                                    35-1894432
    (State or other jurisdiction of            (IRS Employer Identification No.)
            incorporation)
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                               18 NW Fourth Street
                            Evansville, Indiana 47708
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 424-0921
              (Registrant's Telephone Number, Including Area Code)
                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

            Fidelity Federal Bancorp has issued the press release attached hereto as Exhibit 99.1.

         The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

         (a) - (b)         Not applicable.

         (c)               Exhibits.

         99.1              Press Release by Fidelity Federal Bancorp.












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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 25, 2005

                                           FIDELITY FEDERAL BANCORP

                                           By: /s/ Donald R. Neel
                                               --------------------------------
                                               Donald R. Neel
                                               President and CEO













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                                  EXHIBIT INDEX


Exhibit
Number                Description
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99.1                  Press Release of Fidelity Federal Bancorp




















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